EQUIPMENT SUBLEASE AGREEMENT

              Dated as of September 28th, 2001

              LESSOR: BEI TECHNOLOGIES, INC.   (herein called "LESSOR")
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              ADDRESS: ONE POST STREET, STE. 2500, SAN FRANCISCO, CA 94104
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              LESSEE: OPTICNET, INC. (herein called "LESSEE")
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              ADDRESS: 3167 Corporate Place, Hayward, CA 94545

1. LEASE. LESSOR hereby leases and/or grants to LESSEE the right to use, and LESSEE hereby leases from and/or agrees to accept the right to use, subject to the terms and conditions herein set forth, the item(s) of personal property including but not limited to hardware and/or software and herein referred to as "Equipment' described in each Equipment Schedule entered into from time to time pursuant to this Equipment Sublease Agreement ("Lease Agreement"). Each Equipment Schedule entered into by the parties shall constitute a separate non-cancellable lease agreement and shall incorporate therein all of the terms and conditions of this Lease Agreement and contain such additional terms and conditions as agreed upon. The term "LEASE" as used hereinafter shall refer to an individual Equipment Schedule which incorporates this Lease Agreement. Until an Equipment Schedule is signed by LESSOR, an Equipment Schedule signed by LESSEE constitutes an irrevocable offer by LESSEE to lease from LESSOR.

2. TERM. This Lease Agreement shall be effective when signed by both parties and shall continue in effect until all obligations of LESSEE under each Equipment Schedule are fully satisfied.

    The Lease Term for each Equipment Schedule shall become effective on the Installation Date ("Commencement Date"). The Installation Date is the date on which the Equipment is installed at the location set forth in the Equipment Schedule ("Equipment Location") and is accepted by LESSEE as fully operational and in use by the LESSEE or if LESSEE has fully paid for the Equipment and the Equipment is already installed at the Equipment Location and being used by LESSEE and LESSOR is purchasing the Equipment from LESSEE for lease hereunder, the Installation Date shall be deemed to be the date LESSOR purchases the Equipment from LESSEE, said date being defined herein as the date of the check or wire transfer to LESSEE representing LESSOR'S payment of the Equipment's Purchase Price. LESSEE shall promptly sign and deliver to LESSOR a Certificate of Acceptance confirming the applicable Installation Date. UNLESS LESSEE, NOT MORE THAN ONE HUNDRED FIFTY (150) DAYS OR LESS THAN SIXTY (60) DAYS PRIOR TO THE INITIAL OR EXTENDED EXPIRATION OF THE LEASE, NOTIFIES LESSOR IN WRITING BY CERTIFIED MAIL OF ITS INTENTION NOT TO EXTEND THE LEASE AND EXERCISE OPTION (A) OR (B) BELOW, THE LEASE SHALL AUTOMATICALLY AND CONTINUOUSLY BE EXTENDED ON THE SAME TERMS AND CONDITIONS FOR SUCCESSIVE THIRTY (30) DAY PERIODS. In the event LESSEE notifies LESSOR of its intention not to extend the LEASE, then LESSEE must do one of the following: ("(A) Purchase all the Equipment for fair market value or twenty percent (20%) of the Equipment's original acquisition cost, whichever is greater; or (B) Extend the LEASE for a period of twelve (12) additional months at a fair market value monthly rent equal to 1.734% of the Equipment's original acquisition cost per month. At the end of said extension period provided by option (B) LESSEE may (i) return all but not less than all of the Equipment to LESSOR in accordance with the terms of the LEASE or (ii) Purchase all the Equipment for a fair market value to be determined by LESSOR at its sole and absolute discretion. In the event LESSEE elects option (B) in accordance with the terms hereof, said option shall be subject to an updated credit review and approval of LESSOR in its reasonable discretion. In the event LESSOR does not approve option (B), then option (A) shall prevail.

3. RENT. LESSEE shall pay to LESSOR at its address set forth above, or at such other address LESSOR may hereinafter designate in writing, the rent specified for the Equipment, payable in advance, effective on the Commencement Date. Subsequent monthly or other calendar period rental payments shall be due on the same day of subsequent months or other calendar periods as the Commencement Date of the LEASE.

4. DISCLAIMER OF WARRANTIES.

         (a) LESSEE ACKNOWLEDGES THAT LESSEE IS NOT RELYING ON LESSOR'S SKILL OR JUDGMENT TO SELECT OR FURNISH GOODS SUITABLE FOR ANY PARTICULAR PURPOSE. LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT MADE AND DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, DIRECTLY OR INDIRECTLY, INCLUDING, WITHOUT LIMITATION, THE WARRANTY OF MERCHANTABILITY AND OF FITNESS, CAPACITY OR DURABILITY FOR ANY PARTICULAR PURPOSE, AND WARRANTIES AS TO THE DESIGN OR CONDITION OF THE EQUIPMENT AND THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT. LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER, INCLUDING ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, TO ANY EXTENT WHATSOEVER, RELATING TO OR ARISING OUT OF THE SELECTION, QUALITY, CONDITION, MERCHANTABILITY, SUITABILITY, FITNESS, OPERATION OR PERFORMANCE OF THE EQUIPMENT. NO DEFECT IN OR UNFITNESS OF THE EQUIPMENT SHALL RELIEVE LESSEE OF ITS OBLIGATIONS UNDER THE LEASE. LESSEE agrees that LESSOR assumes no liability for and makes no representation as to the treatment by LESSEE of the LEASE, the Equipment or the rent payments or other sums due thereunder for financial statement or tax purposes.

         (b) For the term of the LEASE, or any extension thereof, LESSOR hereby assigns to LESSEE and LESSEE may have the benefit of any and all Vendor's warranties, service agreements and patent indemnities, if any, with respect to the Equipment to the extent assignable by LESSOR, provided, however, that LESSEE'S sole remedy for the breach of any such warranty or indemnification shall be against the Vendor and not against LESSOR, nor shall any such breach have any effect whatsoever on the rights and obligations of either party with respect to the LEASE.

5. STATUTORY RIGHTS AGAINST VENDOR. LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE ACQUISITION OF THE EQUIPMENT FROM THE VENDOR AND THAT LESSEE SHOULD CONTACT THE VENDOR OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

6. EQUIPMENT AND LIABILITY. LESSOR shall not be liable for specific performance of the LEASE or for damages if, for any reason, any Vendor fails to accept order or delays or fails to fill the order. LESSEE agrees to accept the Equipment notwithstanding any such failure of any Vendor and authorizes LESSOR to add the serial number of the Equipment to the LEASE.

7. VENDOR NOT AN AGENT. LESSEE understands and agrees that neither the Vendor, nor any salesman or other agent of the Vendor, is an agent of LESSOR, no salesman or agent of the Vendor is authorized to waive or alter any term or condition of the LEASE, and no representation as to Equipment or any other matter by the Vendor shall in any way affect LESSEE'S duty to pay the rent and perform its other obligations as set forth in the LEASE.

8. PLACE OF USE. LESSEE shall keep the Equipment at its place of business as specified in the LEASE, or at such other place as LESSOR may consent to in writing. LESSEE covenants and agrees not to (a) allow the use of the Equipment by any one other than the employees of the LESSEE or authorized personnel or representatives of LESSOR pursuant to the terms of that certain InterCompany Agreement between LESSEE and LESSOR or (b) rent or sublet the Equipment or any part thereof. LESSEE WILL NOT WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, WHICH MAY BE WITHHELD BY LESSOR AT LESSOR'S SOLE AND ABSOLUTE DISCRETION, ASSIGN THE LEASE OR ITS INTEREST THEREUNDER.

9. USE AND RETURN OF EQUIPMENT. The LESSEE leases and shall use the Equipment only for its intended purposes and shall exercise due and proper care in the use, repair and servicing of the Equipment and at all times and at its expense shall keep and maintain the Equipment in good working condition, order, and repair. The LESSEE shall make no alteration to the Equipment without the prior written consent of the LESSOR such consent being hereby granted to LESSEE for those alterations specifically designed to enhance or repair the Equipment. LESSEE represents and warrants that the Equipment will be covered and maintained under the best standard full service maintenance agreement offered by the Vendor, provided the Vendor is either the original equipment manufacturer/licensor or an authorized original equipment manufacturer/Licensor maintenance organization, or such other maintenance organization authorized by the original equipment manufacturer/licensor (hereinafter called "Maintenance Provider"), during the full term of the LEASE or any extension thereof. Upon the expiration or termination of the LEASE, LESSEE at its sole expense shall forthwith have the Equipment de-installed and properly prepared for shipment by the Maintenance Provider, insure, warrant eligibility for continued maintenance provider's best standard and most current version full service and maintenance agreement (or, with LESSOR'S written consent, in lieu of such warranty pay to LESSOR an inspection and refurbishment fee equal to ten percent (10%) of the original Equipment cost) and return the Equipment unencumbered to LESSOR, except for the liens created by or through LESSOR or BANKERS (as defined below), at such place designated by LESSOR, in the same condition as when received by LESSEE , ordinary wear and tear excepted. LESSOR reserves the right to approve or designate the carrier and the means of shipment. However, if requested by LESSOR, LESSEE will, prior to shipment, at


                                       1.

its sole expense, store the Equipment after de-installation and packing on its premises for ninety (90) days. All replacement parts, additions and accessories incorporated in or affixed to the Equipment, including but not limited to wiring, software and operating systems, at or after the commencement of the LEASE shall become the property of LESSOR. All related documentation, manuals and service logs are the property of LESSOR and are to be returned with the Equipment.

10. INTENTIONALLY OMITTED.

11. INTENTIONALLY OMITTED.

12. TAXES. (a) General. LESSEE assumes liability for and shall indemnify and defend LESSOR against all fees, taxes, and charges of any nature imposed by any governmental authorities upon or relating to the Equipment. (b) Filing. If at any time such taxes, fees, or charges are imposed, LESSOR (or its agents) shall make and file any or all declarations and returns in connection with such taxes in order to pay the same (unless LESSOR otherwise directs that LESSEE shall make and file all declarations and returns in connection with such taxes and send LESSOR evidence of timely payment). (c) Rental, Sales, and/or Use Taxes. LESSOR shall directly remit all rental, sales and/or use taxes to the appropriate taxing unit and LESSEE shall remit to LESSOR, upon demand, any and all such taxes as LESSOR shall require. (d) Personal Property Taxes. For Equipment subject to personal property taxes, to liquidate such taxes LESSEE agrees to pay LESSOR an annual liquidated amount ("Assessed Amount") which shall be based upon the Equipment price (as set forth in the original Vendor Invoice), reduced by depreciation calculated in accordance with applicable depreciation schedules used by the applicable taxing jurisdiction at the applicable tax rate. The Assessed Amount shall be payable by LESSEE without regard to any discounts or reduction LESSOR may obtain by reason of early payment or otherwise. In addition, LESSEE shall pay LESSOR an annual Tax Administration fee equal to ten percent (10%) of the Assessed Amount charged for each Equipment Schedule, if any personal property taxes are imposed upon Equipment subject of that Equipment Schedule. (e) Audits and Exemption Certificates. LESSEE will be responsible for any audit adjustment if a tax exemption certificate furnished by LESSEE is not accepted by the applicable taxing authority. LESSEE will otherwise indemnify LESSOR for taxes, interest, penalties and other sums charged as a result of audit adjustments occurring for any reason with respect to the LEASE or Equipment (including if a certificate is denied).

    LESSOR reserves the right to invoice and collect an estimated amount for personal property taxes each year, such estimate to be based on the most recent ascertainable assessment. Upon receipt of an invoice for the actual amount due, LESSOR will invoice LESSEE and LESSEE will pay to LESSOR or LESSOR will rebate to LESSEE any difference between the actual invoice and the estimated amount.

13. INTENTIONALLY OMMITTED.

14. TITLE. LESSEE agrees and acknowledges that this LEASE is a sublease and that the Equipment has been originally leased by LESSOR from Bankers Direct Leasing, a division of EAB Leasing Corp. ("BANKERS") pursuant to that certain BANKERS Master Lease Agreement dated as of September 26th, 2001, between LESSOR and BANKERS ("Master Lease"). LESSEE'S rights under the LEASE are subject to the terms and conditions of the Master Lease and expressly subordinated to BANKERS' rights under the Master Lease. All Equipment shall remain personal property and the title thereto shall remain in the name of Bankers exclusively unless the
Equipment is, or includes, software in which event and only to the extent required by the applicable license, title to said software shall remain in the Licensor. To the extent that the License allows title to software to pass to the Licensee, such title shall vest and remain in BANKERS. To the extent that such vesting requires a specific written conveyance, LESSEE hereby conveys to BANKERS any title it has or may hereafter acquire in the software and relinquishes any subsequent claim or title in the software, including any rights to purchase the software and/or retain rights to use the same beyond the Lease Term, except to the extent LESSEE may purchase the same or renew the LEASE as provided for under the LEASE. If any provision of this paragraph requires for its effectiveness Licensor's prior written consent because the License limits transfers, encumbrance, or assignment of the software, then LESSEE shall assist LESSOR, if so requested, in obtaining such consent. LESSEE shall keep BANKERS' title rights in the Equipment free from any and all liens, claims, and legal processes, except for liens created by or through LESSOR OR BANKERS. LESSEE shall give LESSOR immediate notice of any attachment or other judicial process, liens, or claims affecting the Equipment and shall indemnify and save LESSOR harmless from any loss or damage caused thereby. To further secure payment to LESSOR, LESSEE agrees that each LEASE is cross-collateralized with all others and in the event of default by LESSEE of any LEASE, LESSOR may exercise its rights and remedies as if LESSEE defaulted on all LEASES.

    In the event the Maintenance Provider deems it necessary to replace any Equipment with like equipment, LESSEE shall immediately notify LESSOR of the same. However, no exchange or replacement shall occur without LESSOR'S prior written approval and consent. LESSEE further agrees (a) to take all necessary and reasonable steps to insure title to the replacement Equipment is, subject to LESSOR'S satisfaction, transferred to BANKERS, (b) to insure the replacement Equipment as provided in Paragraph 11, and (c) to pay any and all costs in connection with or related to such Equipment exchange.

15. FILING. LESSEE, on behalf of LESSEE and LESSOR, hereby authorizes LESSOR and appoints LESSOR its attorney-in-fact to execute and file the LEASE, any financing statements or security agreements with respect to the Equipment or any collateral provided by LESSEE to LESSOR prior to or following LESSOR'S acceptance of the LEASE, in any state of the United States. LESSEE shall execute such supplemental instruments and financing statements if LESSOR deems such to be necessary or advisable and shall otherwise cooperate to defend the title of BANKERS by filing or otherwise.

16. RIGHT OF INSPECTION. The LESSOR or BANKERS, or their respective agents, dealers, and representatives shall have the right at any time during usual business hours to inspect the Equipment and to have access to the location of the Equipment.

17. NON-WAIVER. LESSOR'S failure at any time to require strict performance by LESSEE of any of the provisions of the LEASE shall not waive or diminish LESSOR'S right thereafter to demand strict compliance therewith or with any other provision. Waiver of any default shall not waive any other default. LESSOR'S rights under the LEASE are cumulative and not alternative.

18. DEFAULT. Time is of the essence of the LEASE, and no waiver by LESSOR of any breach or default shall constitute a waiver of any other breach or default by LESSEE or waiver of any of LESSOR'S rights. If LESSEE fails to pay any rent or other amounts required within five (5) days after the same is due and payable, or if LESSEE fails to observe, keep or perform any other provision of the LEASE required to be observed, kept or performed by LESSEE, or if LESSEE ceases doing business as a going concern, or if a petition is filed by or against LESSEE under the Bankruptcy Act or any amendment thereto (including a petition for re-organization or an arrangement), or if a receiver is appointed for LESSEE or its property, or if LESSEE commits an act of bankruptcy, becomes insolvent, makes an assignment for the benefit of creditors, offers a composition or extension of any of its indebtedness, or if LESSEE without LESSOR'S prior written consent, attempts to remove or sell or transfer or encumber or sublet or part with the possession of the Equipment, or if LESSOR deems itself insecure, LESSOR or its agents shall have the right to exercise any one or more of the following remedies: (a) to declare the entire amount of rent hereunder immediately due and payable without notice or demand to LESSEE, (b) to sue for and recover from the LESSEE the amount equal to the unpaid balance of the rent due and to become due during the term of the LEASE plus an amount equal to the greater of (i) the fair market value of the Equipment prior to the event of default, or (ii) twenty percent (20%) of the Equipment Cost, all discounted to present value at an annual rate of 6%, (c) to take possession of any Equipment without demand or notice wherever same may be located without any court order or other process of law. Upon retaking possession of any Equipment, the LESSOR at its option may (i) lease repossessed Equipment or any part thereof to any third party on such terms and conditions as the LESSOR may determine or (ii) sell the Equipment or any part thereof to the highest bidder at public auction or at private sale, and will credit the net amount so realized less expenses incurred in connection with such disposition to the amount due pursuant to (b) above. LESSEE hereby waives any and all damages occasioned by such taking of possession. Any said taking of possession shall not constitute termination of the LEASE and shall not relieve LESSEE of its original obligations unless LESSOR expressly so notifies LESSEE in writing.

    To the extent permitted by applicable law, LESSEE waives any and all rights and remedies conferred upon a LESSEE by UCC Sections 2A-508 through 2A-522, including (without limitation) LESSEE'S rights to (a) cancel or repudiate the LEASE, (b) reject or revoke acceptance of the leased Equipment, (c) recover damages from LESSOR for breach of warranty or for any other reason, (d) claim a security interest in any rejected Equipment in LESSEE'S possession or control,
(e) deduct from rental payments all or any part of any claimed damages resulting from LESSOR'S default under the LEASE, (f) accept partial delivery of the leased Equipment, (g) "cover" by making any purchase or lease of other equipment in substitution for Equipment due from LESSOR, (h) recover from LESSOR any general, special, incidental or consequential damages, for any reason whatsoever, and (i) specific performance, replevin or the like for any of the leased Equipment.

    To the extent permitted by applicable law, LESSEE waives any rights now or hereafter conferred by statute or otherwise that may require LESSOR to sell, re-lease or otherwise use or dispose of any of the leased Equipment in mitigation of LESSOR'S damages as set forth in the LEASE or that may otherwise limit or modify any of LESSOR'S rights or remedies under the LEASE. The remedies provided for in the LEASE shall not be deemed exclusive but shall be cumulative, and shall be in addition to all other remedies existing at law or in equity.

    Should any legal proceedings be instituted by LESSOR to recover any monies due or to become due under the LEASE and/or for the possession of the Equipment, LESSEE shall pay LESSOR'S reasonable attorney's fees, court costs, and other related expenses as well as fees and costs incurred In connection with a bankruptcy proceeding including, but not limited to, any objections or disputes. LESSEE and all endorsers and guarantors hereby consent to LESSOR granting, at its own option, one or


                                       2.

more extensions of the time of payment or performance of any of the obligations of LESSEE or of any security agreement securing the LEASE, hereby waiving all notice thereof.

19. ASSIGNMENT. NEITHER THE LEASE NOR THE RIGHTS THEREUNDER SHALL BE ASSIGNED, NOR SHALL ANY OF THE EQUIPMENT BE SUBLEASED BY LESSEE WITHOUT PRIOR WRITTEN CONSENT OF LESSOR. LESSOR OR BANKERS, WITHOUT NOTICE TO LESSEE, MAY AT ANY TIME ASSIGN ALL OR PART OF ITS RESPECTIVE RIGHT, TITLE AND INTEREST IN AND TO THE LEASE IN AND TO EACH ITEM OF EQUIPMENT AND MONIES TO BECOME DUE TO LESSOR OR BANKERS THEREUNDER; and, each of LESSOR or BANKERS may grant a security interest in the Equipment, subject to LESSEE'S rights therein as set forth in the LEASE. Any assignee of LESSOR or BANKERS shall have all of the rights, but none of the respective obligations, of LESSOR or BANKERS under the LEASE and LESSEE agrees that it will not assert against any assignee of LESSOR or BANKERS, any defense, counterclaim or offset that LESSEE may have against LESSOR or BANKERS, as applicable. LESSEE acknowledges that any assignment or transfer by LESSOR or BANKERS would neither materially change LESSEE'S duties or obligations under the LEASE nor materially increase the burdens or risks imposed on LESSEE.

20. POSSESSION AND QUIET ENJOYMENT. Subject to BANKERS rights under the Master Lease, LESSOR covenants to and with LESSEE that, provided LESSEE performs the conditions of the LEASE and so long as LESSEE shall not be in default thereunder, LESSEE shall peaceably and quietly hold and use the Equipment during the LEASE term without hindrance or interruption by LESSOR.

21. LIABILITY AND INDEMNITY. Except for the gross negligence or willful misconduct of LESSOR, LESSEE agrees to indemnify LESSOR against and hold LESSOR harmless from any and all claims, (INCLUDING WITHOUT LIMITATION, CLAIMS
INVOLVING STRICT OR ABSOLUTE LIABILITY), actions, suits, proceedings, costs, expenses, damages and liabilities at law or in equity, including costs and reasonable attorney's fees, arising out of, connected with or resulting from the LEASE or the Equipment, including, without limitation the manufacture, selection, purchase, ownership, delivery; possession, use, operation, condition, sales, return, storage or disposition thereof, any latent or other defects, whether or not discoverable, and any claim for patent, trademark or trade name infringement.

    LESSOR shall not be liable to LESSEE for any loss, damage, injury, or expense of any kind or nature, caused directly or indirectly by any Equipment or the use or maintenance thereof; the repair, servicing or adjustment thereto, or for any delay or failure to provide any thereof, any interruption of service or loss of use of the Equipment, or for any loss of business or damage whatsoever and howsoever caused.

    For purposes of this Paragraph, the term "LESSOR" shall include LESSOR, its successors and assigns, shareholders, directors, officers, representatives, employees, and agents, and the provisions of this Paragraph shall survive expiration of the LEASE with respect to events occurring prior thereto.

22. INTENTIONALLY OMMITTED.

23. REPRESENTATIONS AND WARRANTIES OF LESSEE. LESSEE hereby represents, warrants and covenants that, with respect to the LEASE, any amendment, addendum, rider, or other attachment executed thereunder:

         (a) The execution, delivery and performance thereof by LESSEE have been duly authorized by all necessary corporate or business action.

         (b) The individual executing such is duly authorized to do so.

         (c) They constitute legal, valid and binding agreements of LESSEE enforceable in accordance with their respective terms, subject to any bankruptcy laws, laws affecting the rights of creditors generally and general principles of equity.

         (d) Any and all financial statements or other information with respect to LESSEE supplied to LESSOR at the time of execution hereof and any amendments, addendums, or riders hereto are true and complete.

    The foregoing representations and warranties shall survive the signing and delivery of the LEASE and any amendments, addendums, riders or other attachments thereto.

24. MISCELLANEOUS. (a) All notices relating hereto shall be in writing and mailed to LESSOR or LESSEE by certified mail, return receipt requested at its respective address above shown or at any later address last known to the sender. The LEASE is irrevocable for the full term thereof and for the aggregate rental therein reserved, and the rent shall not abate by reason of termination of LESSEE's right of possession and/or the taking of possession by LESSOR or for any other reason. If more than one LESSEE is named in the LEASE, the liability of each shall be joint and several.

         (b) Delinquent installments of rent, or other amounts due under the LEASE, of more than five (5) days shall be subject to a penalty equal to ten
(10) percent of such payment, plus interest at the rate of one and one-half (1 1/2) percent per month, but in no event greater than the highest lawful rate. If LESSOR supplies LESSEE with labels stating that Equipment is owned by LESSOR, LESSEE shall label the Equipment and shall keep the same affixed in a prominent place.

         (c) LESSEE agrees to furnish to LESSOR upon request:

                  (1) Such additional information as LESSOR may reasonably request concerning LESSEE and LESSEE's use of the Equipment in order to enable LESSOR to determine whether the covenants, terms, and provisions of the LEASE have been complied with by LESSEE.

                  (2) Copies of annual or quarterly financial statements, including a copy of the balance sheet and profit and loss statement of LESSEE.

                  (3) Financial statements of any corporation that owns a controlling interest in LESSEE.

                  (4) Copies of all Maintenance Provider's reports covering the Equipment.

                  (5) A duly executed written warranty or certificate, as applicable, verifying the serial number(s) of the Equipment and any attachments or appurtenances thereto, specifying the shipment date for the return of the Equipment (if the Equipment is being returned to LESSOR), its general condition, that the Equipment has been and continues to be in use for its intended purpose and within the limitations set forth and at the location specified in the LEASE.

         (d) LESSEE shall furnish to LESSOR such information and data as LESSOR may from time to time reasonably request as to existence of and status of any claims for damages (whether against the Equipment or against LESSOR or LESSEE) arising out of the use, operation, or condition of the Equipment; the taxes of the nature provided to be paid by LESSEE under the provisions of Paragraph 12 which have been assessed and the amount of such taxes paid, and such other data pertinent to the Equipment and the condition, use, and operation thereof as LESSOR may from time to time reasonably request.

         (e) If LESSEE shall fail to comply with its covenants and obligations under the LEASE, the payment of taxes, assessments, and other charges of keeping the Equipment in repair and free of liens, charges, and encumbrances, LESSOR may, after notice to LESSEE of LESSOR's intent, pay such charges, taxes, assessments or cause compliance with such covenants, however, LESSOR shall not be obligated to make advances to perform the same, and all sums so advanced shall be payable by LESSEE to LESSOR upon demand as additional rent. No such advance shall be deemed to relieve LESSEE from any default under the LEASE or be considered a waiver by LESSOR of any of its rights or remedies.

         (f) In the event a major change in the ownership or financial condition of LESSEE occurs prior to delivery and acceptance of any Equipment, and LESSOR, in its sole discretion deems itself insecure as a result of such change, LESSOR reserves the right to cancel the LEASE and LESSEE hereby agrees to hold LESSOR harmless and to indemnify LESSOR from any and all obligations, liabilities, costs and expenses incurred as a result of such cancellation, including but not limited to LESSOR's issuance of its purchase order to the Equipment Vendor.

         (g) The LEASE, any amendments, addendums, riders, or other attachments made thereto shall be deemed to have been made and executed in San Francisco, California, regardless of the order in which the signatures of the parties shall be affixed thereto, and shall be interpreted and the rights and liabilities of the parties thereto determined in accordance with the laws of the State of California. LESSEE AND LESSOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIMS OR ANY OTHER MATTERS ARISING OUT OF THE LEASE OR ANY OTHER AGREEMENT EXECUTED IN CONNECTION THEREWITH.

         (h) LESSEE agrees to pay LESSOR on demand LESSOR's cost of processing, documentation, filing and search fees, credit reports and other related administrative and processing expenses for each LEASE.

         (i) Notwithstanding anything to the contrary contained in the LEASE, including but not limited to Paragraph 18, in addition to all other remedies provided therein, in the event LESSEE fails to ship the Equipment to the destination designated by LESSOR on or before the warranted date as specified In Paragraph 24 (c) (5), LESSEE agrees to


                                       3.

pay to LESSOR upon demand an amount equal to the daily rate, based on a 30 day month, of the monthly or other calendar period rental for each day after such date until such time as the Equipment leaves the LESSEE's location for the destination designated by LESSOR.

         (j) LESSEE and any guarantor agree that any process served for any action or proceeding shall be valid if mailed by certified mail, return receipt requested, with delivery directed to the LESSEE, its registered agent, or any agent appointed in writing to accept such process. LESSEE and any guarantor accordingly hereby expressly appoint CT Corporation Systems," or its successor, in California as THEIR AGENT TO ACCEPT SERVICE of such process in connection with the LEASE.

25. SEVERABILITY. If any provisions of the LEASE or any remedy thereunder provided for is deemed invalid under any applicable law, such provision shall be inapplicable and deemed omitted, but the remaining provisions thereof including remaining default remedies, shall be given effect in accordance with the manifest intent thereof.

26. CONFLICTS. If any of the provisions of the LEASE conflict with any provisions of any other documentation relating to the transaction, the terms of the LEASE shall prevail and control, unless otherwise agreed to in writing by LESSOR.

27. ENTIRE AGREEMENT, WAIVER. This instrument constitutes the entire agreement between the parties. No waiver by LESSOR of any provision hereof shall constitute a waiver of any other matter. This Lease Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Lease Agreement including any amendments, additions, riders or other attachments is not valid and binding until execution thereof by an authorized officer of LESSOR in San Francisco, California.

                                              LESSEE's INITIALS [              ]


IN WITNESS WHEREOF, LESSOR and LESSEE have signed this Lease Agreement as of the date set forth above.

LESSOR:  BEI TECHNOLOGIES, INC.            LESSEE:  OPTICNET, INC.



By:                                        By:
   -------------------------------------      ----------------------------------


ROBERT R. CORR                             (Print or Type Name)


Title: VICE PRESIDENT                      Title:
                                                 -------------------------------

                            EQUIPMENT SCHEDULE NO. 1
                                       TO
          EQUIPMENT SUBLEASE AGREEMENT DATED AS OF SEPTEMBER 28th, 2001
                                     BETWEEN
                        BEI TECHNOLOGIES, INC., AS LESSOR
                                       AND
                            OPTICNET, INC., AS LESSEE

This Equipment Schedule is entered into in accordance with the Equipment Sublease Agreement ("Lease Agreement") identified above. All the terms and conditions of the Lease Agreement are hereby incorporated herein and made a part hereof as if such terms and conditions were set forth in this Equipment Schedule. In the event of a conflict between the terms of the Lease Agreement and this Equipment Schedule, the terms of this Equipment Schedule shall prevail.

VENDOR(S):        TO BE IDENTIFIED AND DOCUMENTED AT A LATER DATE

EQUIPMENT DESCRIPTION:

This Equipment Schedule shall cover various new manufacturing and production equipment and related soft costs to be more fully described at a later date (the "Equipment"), with soft costs not to exceed 10% of total final cost. Said Equipment has a total approximate cost of $708,000 (the "Approximate Cost") and is delivered and installed at the Equipment Location provided below. The final monthly equivalent rent and advance rental amounts hereunder shall be determined by multiplying the monthly rental payment factor identified below (which may be adjusted as provided for herein) by the total final cost of the Equipment to be covered hereunder. In connection herewith, LESSEE hereby agrees to execute and return to LESSOR any and all documents that LESSOR shall request within two (2) days of LESSEE'S receipt thereof.

The Equipment shall also include any periodic updates, revisions, upgrades and enhancements thereto.

EQUIPMENT LOCATION(S): LESSEE agrees that the Equipment will only be located and used at the following address(es): 3167 Corporate Place, Hayward, CA 94545 and at no other location(s) unless authorized in writing by LESSOR for the full term hereof and any extensions thereof.

INITIAL LEASE TERM:                 Thirty-six (36) months

MONTHLY EQUIVALENT


RENTAL PAYMENT FACTOR:              2.606%


RENTAL PAYMENT:                     Billed  quarterly,  plus  applicable  taxes,
                                    payable in advance

ADVANCE RENTALS:                    LESSEE agrees to an initial payment equal to
                                    a monthly equivalent rental payment which shall be applied to the final amounts due under the LEASE.

ADDITIONAL PROVISIONS:              1.  Upon an  event  of  default  by  LESSEE,
                                    LESSOR or BANKERS has the right to cause the Licensor of any software under the LEASE to both terminate its License with LESSEE or LESSOR and to cease providing maintenance and support services to LESSEE or LESSOR.
                                    LESSEE agrees to hold LESSOR harmless from any claims LESSEE may have as a result of said License termination and termination of maintenance and support services.


                                    2. In the event a maintenance agreement is covered under the LEASE, LESSEE acknowledges that LESSOR shall have no obligation for the performance of such maintenance and LESSEE furthermore shall hold LESSOR harmless from any claims relating to such maintenance agreement.

                                    3. All Equipment description items shall be deemed to be personal property for all purposes under the LEASE.

                                    4.   LESSEE   hereby   further   represents,
                                    confirms,  and  warrants  that in the  event
                                    Licensor/Vendor  fails to  provide  support,
                                    service   or   maintenance   or   LESSEE  is
                                    dissatisfied  with the  support,  service or
                                    maintenance  performed  by  Licensor/Vendor,
                                    LESSEE recognizes that such events shall not
                                    affect    LESSEE'S    payment    and   other
                                    obligations  under the LEASE.  LESSEE agrees
                                    that it will not seek any relief from LESSOR
                                    as   a   result    of   the    failure    of
                                    Licensor/Vendor to perform such support, service or maintenance.

                                    5.  LESSEE  warrants  that  LESSOR will have
                                    full,   unrestricted   right   to  sell  all
                                    Equipment returned under the LEASE.

                                    6.   INCOME  TAX   INDEMNIFICATION.   LESSEE
                                    acknowledges  that BANKERS shall be entitled
                                    to  all  tax  benefits  of  ownership   with
                                    respect   to   the   Equipment   (the   "Tax
                                    Benefits"), including but not limited to (i)
                                    the  accelerated  cost  recovery  deductions
                                    determined   in   accordance   with  Section
                                    168(b)(1)  of the  Internal  Revenue Code of
                                    1986  for the  Equipment  based  on the cost
                                    thereof, (ii) deductions for interest on any
                                    indebtedness  incurred by BANKERS to finance
                                    the Equipment  and (iii)  sourcing of income
                                    and losses attributable to the LEASE. LESSEE
                                    agrees to take no action  inconsistent  with
                                    the  foregoing  or which would result in the
                                    loss,   disallowance,    unavailability   to
                                    BANKERS  of  all  or any  part  of  the  Tax
                                    Benefits.   LESSEE  hereby  indemnifies  and
                                    holds  harmless  LESSOR and its assigns from
                                    and  against  (i)  any  loss,  disallowance,
                                    unavailability  or  recapture  of all or any
                                    part of the Tax Benefits  resulting directly
                                    or  indirectly  from any action,  failure to
                                    act, statements, misrepresentation or breach
                                    of any  warranty  or covenant  contained  in
                                    this Lease Agreement, amendments, addendums,
                                    riders,  Equipment  Schedules,  or any other
                                    attachments  made  hereto  by  LESSEE of any
                                    nature whatsoever including, but not limited
                                    to,  the   breach  of  any   representation,
                                    warranties or covenants contained in this section plus (ii) all interest, penalties, fines or additions to tax resulting from such loss, disallowance, unavailability or recapture plus (iii) all taxes required to be paid by LESSOR upon receipt of the indemnity set forth herein. Any payments made by LESSEE to reimburse BANKERS for lost Tax Benefits shall be calculated on the assumption that BANKERS is subject to the maximum Federal Corporate Income Tax with respect to each year and all Tax Benefits are currently utilized, and without regard to whether BANKERS, or any members of a consolidated group of which BANKERS or its assigns is also a member, is then subject to any increase in tax as a result of the loss of the Tax Benefits. The term "BANKERS" includes for all tax purposes BANKERS'S assigns, heirs, executors, administrators, or other legal representation.

COMMENCEMENT DATE:
The Commencement Date shall be the first day of the calendar quarter following the Installation Date. A calendar quarter means a three-month period commencing on January 1, April 1, July 1, and October I of any calendar year. Charges from the Installation Date to the Commencement Date shall be computed by converting the monthly or other calendar period rental to a daily rate based on a 30-day month. LESSOR assumes no responsibility for costs associated with returning non-acceptable Equipment, and LESSEE agrees to pay, on demand, any and all such costs.


If on the Installation Date there is a difference between the yield of United States Treasury Obligations for a comparable term of the Lease as published in The Wall Street Journal and this Equipment Schedule's assigned base rate, LESSOR may, at its sole discretion, adjust the monthly equivalent rent by applying an adjusted monthly lease rate factor to the Equipment cost. Therefore, in the event of such an adjustment, the Equipment Schedule's base monthly lease rate factor of .02606 may be increased by .011 percent for each twenty-five (25) basis point difference between the aforementioned Treasury Obligation rate and the Equipment Schedule's assigned base rate. Pro-rata adjustments will be made for fractional changes thereof. This Equipment Schedule's assigned base rate is
4.28 percent.


                                       1.

IN WITNESS WHEREOF, the authorized representatives of LESSOR and LESSEE have hereunto signed as of the date set forth below:



BEI TECHNOLOGIES, INC., as LESSOR        OPTICNET, INC., as LESSEE



By:                                      By:
   -----------------------------------      ------------------------------------


Name: Robert R. Corr                     Name:
                                              ----------------------------------


Title: Vice President                    Title:
                                               ---------------------------------


Date:                                    Date:
     ---------------------------------        ----------------------------------


                                       2.